Exhibit 99.1

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Disclaimer and Safe Harbor Statement 2 The Howard Hughes Corporation (“HHC”) cautions that statements in this presentation that are forward-looking and provide other than historical information involve risks and uncertainties that may impact actual results and any future performance suggested by the forward-looking statements. The forward-looking statements in this presentation include statements relating to our anticipated financial and operating performance, our expectations regarding the real estate industry and the economy generally and our plans for development of our assets. These forward-looking statements are based on current management expectations and involve a number of risks and uncertainties, including, among other things, changes in the economic environment, particularly in the regions in which we operate, our ability to continue financing our investments in our properties, changes in our assumptions, including assumed rents, capitalization and development costs, and other changes in demand for our properties. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, please see HHC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. HHC cautions not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statements, except to the extent required by applicable law.

THEN 3 The Howard Hughes Legacy

FROM COAST TO COAST TO COAST, NORTH TO SOUTH, OUR PORTFOLIO IS MAKING A MARK ON THE NATION 1 2 3

WE LOVE REAL ESTATE

OUR VISION IS TO BE AMONG THE LEADING AMERICAN BRANDS OF THE 21St CENTURY.

TO ACHIEVE THIS GOAL, WE ALL NEED TO THINK BIG.

If you can DREAM it, you can DO IT”. Walt Disney

Our Brand Values

SEE / CHANGE 10 Front Row Cinema attracted several hundred people for film screenings Ranked by TimeOut Magazine as #2 out of 101 top things to do in NYC

Imaginative Thinking

SEE / CHANGE 12 “The cool factor is rising” – Travel and Lesiure

The South Street Seaport The redeveloped Seaport will create an unrivaled destination that will become the most vibrant in Lower Manhattan 13

The Seaport will be highlighted by a 1.5 acre rooftop that will include a world-class restaurant, two outdoor bars and an amphitheater that will hold up to 4,000 people for concerts and special events The South Street Seaport 14

The South Street Seaport 15 Becoming the premier boutique entertainment venue in the world

The South Street Seaport 16 Potential rooftop uses includeFashion Shows

The South Street Seaport 17 Potential rooftop uses includeProfessional Tennis Matches

The South Street Seaport 18 Potential rooftop uses includeAn Ice Rink

The South Street Seaport 19 Announced luxury cinema operator iPic coming to the Uplands

South Street Seaport – Mixed Use Project 20 Recently announced plans for Mixed Use project that will include retail, a marina, and a mixed use tower among other elements to revitalize New York’s waterfront

Collaboration

Passion For Excellence

Ward Village – Sales Center 23

Ward Village – Sales Center 24

Ward Village – Sales Center 25

Ward Village – Sales Center 26

Ward Village – Sales Center 27

Staying the Course

Summerlin - 22,500 acres, 100,000 residents 29 Premier community in Las Vegas

The Shops at Summerlin – Staying the Course 30 Predecessor invested $150 million of infrastructure into the site

The Shops at Summerlin – Staying the Course 31

Timing is Everything

The Woodlands – World Class Master Planning 33 6 MSF of additional office, 2,000 residential units, 3 hotels and 2 condo towers 99.5% Class A Office Occupancy with high demand drivers

The Woodlands – Hughes Landing 34 66-acre mixed-use development will include office, retail, multifamily, boutique hotel and a high-end specialty grocer

The Woodlands – Hughes Landing 35

Authenticity

Ward Village – Urban Master Planned Community 9+ MSF of vertical entitlements – over 4,000 condominium units A “village within a city” offering unique retail and exceptional residences 37

Ward Village – Village Green 38 Get latest from Nick

39 Ward Village – Phase One

40 Ward Village – Phase One

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